UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

__________________________

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): June 8, 2018

FS Credit Real Estate Income Trust, Inc.

(Exact name of Registrant as specified in its charter)

Maryland (State or other jurisdiction of incorporation)	333-216037 (Commission File Number)	81-4446064 (I.R.S. Employer Identification No.)

201 Rouse Boulevard Philadelphia, Pennsylvania (Address of principal executive offices)	19112 (Zip Code)

Registrant’s telephone number, including area code: (215) 495-1150

None

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

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Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

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Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

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Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

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Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company     ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.        ☒

Item 3.02. Unregistered Sale of Equity Securities.

On June 8, 2018, FS Credit Real Estate Income Trust, Inc. (the “Company”) received $7,025,000 relating to the sale and issuance of 286,737 shares of its Class S common stock at the per share purchase price of $24.50 in a private placement (the “Private Placement”). The Private Placement is exempt from registration under Section 4(a)(2) of the Securities Act of 1933 and Regulation D promulgated thereunder because the purchasers are accredited investors within the meaning of Rule 501(a) of Regulation D.

Item 5.07. Submission of Matters to a Vote of Security Holders.

The Company held its Annual Meeting of Stockholders (the “Annual Meeting”) on June 12, 2018. As of April 20, 2018, the record date for the determination of stockholders entitled to notice of, and to vote at, the Annual Meeting, 1,563,883 shares of common stock were eligible to be voted, and 1,127,493 of those shares were voted in person or by proxy at the Annual Meeting. Stockholders were asked to consider and act upon the following proposals, each of which was described in the Company’s proxy statement:

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Proposal No. 1 – to elect the seven members of the board of directors named in the Company's proxy statement to serve as directors of the Company until the 2019 annual meeting of stockholders and until their successors are duly elected and qualified; and

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Proposal No. 2 – to ratify the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2018.

All of the following director nominees listed in the Company’s 2018 proxy statement were elected by the Company’s stockholders at the Annual Meeting: Michael C. Forman, David J. Adelman, Jeffrey Krasnoff, Terence J. Connors, John A. Fry, Jack A. Markell and Richard Vague. Each director nominee received 1,127,293 votes in favor (200 votes were withheld).

The proposal to ratify the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2018 was also approved by the Company’s stockholders at the Annual Meeting, receiving 1,127,293 votes in favor (200 votes were withheld).

Item 8.01. Other Items.

Investment Activity

On June 11, 2018, the Company, through a wholly-owned subsidiary, closed three separate floating-rate senior loans (the “Wynwood Loans”) totaling $29.75 million. Each Wynwood Loan is secured by a boutique retail property located in the Wynwood neighborhood of Miami, Florida. The Wynwood Loans bear interest at floating rates ranging from 4.00% to 4.50% over the one-month London Interbank Offered Rate. Each of the Wynwood Loans has an initial 36-month term with two, 12-month extension options subject to satisfaction of certain performance tests and the payment of an extension fee.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FS Credit Real Estate Income Trust, Inc.

Date:	June 12, 2018	By:	/s/ Stephen S. Sypherd
Stephen S. Sypherd
Vice President, Treasurer and Secretary